PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Mar. 31, 2023
Property, Plant and Equipment [Abstract]
Schedule of property plant and equipment

	March 31,	March 31,
	2023	2022

Land	$13,334,843	$8,502,738
Building	57,147,087	15,334,220
Computer and software	329,932	354,166
Leasehold improvement	27,036	29,282
Equipment and furniture	71,111	192,583
Total	70,910,009	24,412,989
Less: Accumulated depreciation	(1,341,458)	(1,172,519)
Property, plant and equipment, net	$69,568,551	$23,240,470